Exhibit 10.1

Execution Version

LETTER AGREEMENT
THIS LETTER AGREEMENT, dated as of January 28, 2024 (this “Letter Agreement”), is entered into by and between Intuitive Machines, Inc., a Delaware corporation (the “Company”), Intuitive Machines, LLC, a Delaware limited liability company and a subsidiary of the Company (“Intuitive Machines OpCo”), and Ghaffarian Enterprises, LLC (the “Guarantor”).
WHEREAS, Intuitive Machines OpCo, the Guarantor and Pershing LLC, an affiliate of Bank of New York Mellon (the “Lender”), entered into a series of loan documents (collectively, the “Loan Documentation”) as described on Exhibit A hereto, pursuant to which the Lender extended credit to Intuitive Machines OpCo in an amount not to exceed $10,000,000 (the “Credit Line”) and the Guarantor agreed to provide credit support guarantees (the “Credit Support Guarantees”) with collateral including marketable securities (the “Credit Support”), in each case in favor of the Lender for the benefit of Intuitive Machines OpCo.
WHEREAS, principal amount owed by Intuitive Machines OpCo to the Lender under the Credit Line and any other amounts required to be paid to the Lender in satisfaction of the Credit Line is due on February 22, 2024 (the “Repayment Date”).
WHEREAS, the Company desires to reimburse, pay and make whole the Guarantor for any amounts paid or deemed paid by the Guarantor in connection with the Loan Documentation, Credit Support Guarantees or Credit Support, in each case including the value of any Credit Support used for repayment of the Lender, or any other indebtedness (including interest), obligations and liabilities of every kind and nature from time to time pursuant to the Loan Documentation.
1.REPAYMENT AND ISSUANCE.
(a)At least one (1) business day prior to the Repayment Date, the Guarantor shall contribute or cause to be contributed (in a manner reasonably determined by the Guarantor, which includes, solely for administrative convenience, the contribution described in Section 1(a)(i) being paid to the Company for the benefit of Intuitive Machines OpCo) (the “Contribution”) an amount (the “Contribution Amount”) equal to the lesser of (A) $10,000,000 and (B) the amount necessary to pay the principal amount owed by Intuitive Machines OpCo to the Lender under the Credit Line as of the Repayment Date (collectively, the “Repayment Obligations”), which Contribution shall be allocated (or deemed to be allocated) as follows:
(i)    an amount equal to the fair market value of the OpCo Series A Warrant (as defined below) (the “OpCo Contribution Amount”) shall be contributed (or deemed contributed) to Intuitive Machines OpCo, in exchange for which Intuitive Machines OpCo will issue to the Guarantor (or its designee), pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (A) a new unregistered Series A Common Unit Purchase Warrant (the “OpCo Series A Warrant”) to purchase up to an aggregate number of common units of Intuitive Machines OpCo (“Common Units”) equal to the number of shares of the Company’s Class C common stock, par value $0.0001 per share (“Class C Common Stock”), issued to the holder of the Series A Warrant (as defined herein) upon the exercise of the Series A Warrant, which OpCo Series A Warrant shall be substantially in the form of Exhibit B attached hereto and will only be exercisable if, when and to the extent that the Series A Warrant is exercised by the holder thereof for shares of Class C Common Stock, with an exercise price per unit equal to $2.57, and (B) a new unregistered Series B Common Unit Purchase Warrant (the “OpCo Series B Warrant” and, together with the OpCo Series A Warrant, the “OpCo Conversion Warrants”) to purchase up to a number of Common Units equal to the number of shares of Class C Common Stock issued to the holder of the Series B Warrant (as defined herein) upon the exercise of the Series B Warrant, which OpCo Series B Warrant shall be substantially in the form of Exhibit C attached hereto and will only be exercisable if, when and to the extent that the Series B Warrant is exercised by the holder thereof for shares of Class C Common Stock, with an exercise price per unit equal to $2.57; and

(ii)    an amount in cash equal to the Contribution less the OpCo Contribution Amount (the “Company Contribution Amount”) shall be contributed (or deemed contributed) to the Company, in exchange for which the Company will issue to the Guarantor (or its designee), pursuant to Section 4(a)(2) of the Securities Act (x) a number of shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), determined by dividing the Contribution Amount by $2.87 (the “Conversion Shares”), and (y) (1) a new unregistered Series A Common Stock Purchase Warrant (the “Series A Warrant”) to purchase up to an aggregate of 4,150,780 shares of, at the Guarantor’s election, Class A Common Stock (at an exercise price per share equal to $2.57 per share), Class C Common Stock (at an exercise price per share equal to $0.0001 per share) or a combination thereof (the “Series A Warrant Shares”), which Series A Warrant shall be substantially in the form of Exhibit D attached hereto and will be immediately exercisable, and (2) a new unregistered Series B Common Stock Purchase Warrant (the “Series B Warrant” and, together with the Series A Warrant, the “Conversion Warrants”) to purchase up to an aggregate of 4,150,780 shares of, at the Guarantor’s election, Class A Common Stock (at an exercise price per share equal to $2.57 per share), Class C Common Stock (at an exercise price per share equal to $0.0001 per share) or a combination thereof (the “Series B Warrant Shares” and together with the Series A Warrant Shares, the “Conversion Warrant Shares”), which Series B Warrant shall be substantially in the form of Exhibit E attached hereto and will be immediately exercisable.
(b)    Immediately following the transactions described in Section 1(a), the Company shall contribute (the “OpCo Contribution”) an amount equal to the Contribution Amount to Intuitive Machines OpCo in exchange for (i) a number of Common Units equal to the number of Conversion Shares issued pursuant to Section 1(a)(ii), (ii) a new unregistered Series A Common Unit Purchase Warrant (the “OpCo Series A Mirror Warrant”) to purchase up to a number of Common Units equal to the number of shares of Class A Common Stock issued to the holder of the Series A Warrant upon the exercise of the Series A Warrant, which OpCo Series A Mirror Warrant shall be substantially in the form of Exhibit F attached hereto and will only be exercisable if, when and to the extent that the Series A Warrant is exercised by the holder of the Series A Warrant for shares of Class A Common Stock, with an exercise price per unit equal to $2.57, and (iii) a new unregistered Series B Common Unit Purchase Warrant (the “OpCo Series B Mirror Warrant”, and together with the OpCo Series A Mirror Warrant, the “OpCo Mirror Warrants”) to purchase up to a number of Common Units equal to the number of shares of Class A Common Stock issued to the holder of the Series B Warrant upon the exercise of the Series B Warrant, which OpCo Series B Mirror Warrant shall be substantially in the form of Exhibit G attached hereto and will only be exercisable if, when and to the extent that the Series B Warrant is exercised by the holder of the Series B Warrant for shares of Class A Common Stock, with an exercise price per unit equal to $2.57.
(c)    Immediately following the transactions described in Section 1(b), Intuitive Machines OpCo shall cause the Repayment Obligations and any other amounts required to be paid to the Lender in satisfaction of the Credit Line to be so paid. Intuitive Machines OpCo shall not pay or cause to be paid to the Lender any outstanding amounts owed by Intuitive Machines OpCo to the Lender under the Credit Line except for (i) amounts paid or to be paid in connection with the transactions contemplated by this Letter Agreement and (ii) accrued and unpaid interest due to the Lender as of the Repayment Date.
2.REGISTRATION RIGHTS. The Company and the Guarantor acknowledge and agree that the Conversion Shares, the Conversion Warrant Shares and any shares of Class A Common Stock issuable upon the redemption of any shares of Class C Common Stock issued to the Guarantor or its assigns pursuant to Section 1(a) (collectively, the “Conversion Registrable Securities”) shall be (i) treated as “Registrable Securities” as defined in and pursuant to that certain Amended and Restated Registration Rights Agreement, dated as of February 13, 2023, by and among the Company, the Guarantor and the other parties listed on the signature pages thereto (the “Existing RRA”) and (ii) afforded the registration rights granted pursuant to the Existing RRA with respect to the Registrable Securities on the terms and conditions set forth in the Existing RRA; provided, however, that in no event shall the Guarantor be permitted to cause the Company to file any Registration Statement (as defined in the Existing RRA) covering the Conversion Registrable Securities until March 1, 2024.
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3.NO ASSIGNMENT. Neither the Company, Intuitive Machines OpCo nor the Guarantor shall assign any of their respective rights, interests or obligations in this Letter Agreement, whether in whole or in part, to any person without the prior written consent of the other parties to this Letter Agreement. Notwithstanding the foregoing, the Guarantor may assign its obligations under this Letter Agreement to any of its affiliates. No such assignment shall relieve the Guarantor of any of its obligations under this Letter Agreement. Any purported assignment or delegation in contravention of this Section 3 shall be void ab initio.
4.NOTICES. All notices, consents, waivers and other communications under this Letter Agreement shall be in writing and shall be deemed to have been duly given: (i) when delivered, if delivered in person; (ii) when sent, if sent by electronic mail or other electronic means (provided that no “bounce back” or similar message is received); (iii) one business day after being sent, if sent by reputable, nationally recognized overnight courier service; or (iv) three business days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, to the applicable party to this Letter Agreement at the following addresses (or at such other address for a party as shall be specified by like notice):
If to the Company or Intuitive Machines OpCo:
Intuitive Machines, Inc.
13467 Columbia Shuttle Street
Houston, TX 77059
Attn: Annachiara Jones
Email: ajones@intuitivemachines.com

with a copy to:

Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attn: Nick S. Dhesi; John J. Slater
Email: ramnik.dhesi@lw.com; john.slater@lw.com

if to the Guarantor:
Ghaffarian Enterprises, LLC
801 Thompson Avenue
Rockville, MD 20852
Attn: Chief Financial Officer and Chief Legal Officer
Email: matt@ibx-llc.com; ted@ibx-llc.com

5.TAX TREATMENT. The Guarantor, the Company and Intuitive Machines OpCo shall treat, for U.S. federal income tax purposes, the Guarantor’s Contribution (a) pursuant to Section 1(a)(ii), as a purchase by the Guarantor of Class A Common Stock and Conversion Warrants from the Company under Sections 1001 and 1032 of the Internal Revenue Code of 1986, as amended (the “Code”), and the aggregate value of the Class A Common Stock and Conversion Warrants shall equal the Company Contribution Amount and (b) pursuant to Section 1(a)(i), as a purchase by the Guarantor of the OpCo Conversion Warrants from Intuitive Machines OpCo and the value of the OpCo Conversion Warrants shall equal OpCo Contribution Amount. The Company and Intuitive Machines OpCo shall treat, for U.S. federal income tax purposes, the OpCo Contribution as (x) a contribution of cash by the Company to Intuitive Machines OpCo in exchange for the Common Units in a transaction qualifying under Section 721 of the Code and (y) a purchase by the Company of the OpCo Mirror Warrants from Intuitive Machines OpCo and the value of the OpCo Mirror Warrants shall equal the OpCo Contribution Amount. The parties to this Letter Agreement will prepare and file all tax returns in a manner consistent with the tax treatment provided above, and none of the parties to this Letter Agreement will take any position with any governmental authority inconsistent with the tax treatment described above, unless otherwise required by a “final determination” within the meaning of Section 1313(a) of the Code (or any corresponding provision of any state, local or non-U.S. law).
6.GOVERNING LAW; WAIVER OF JURY TRIAL.
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(a)    This Letter Agreement will be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to any conflict of laws provisions that would cause the application of the laws of another jurisdiction).
(b)    EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS.
7.SPECIFIC PERFORMANCE. Each party to this Letter Agreement: (i) acknowledges that the rights of each party to this Letter Agreement to consummate the transactions contemplated by this Letter Agreement are unique; (ii) recognizes and affirms that if this Letter Agreement is breached by any party to this Letter Agreement, money damages may be inadequate and the non-breaching parties to this Letter Agreement may have no adequate remedy at law; and (iii) agrees that irreparable damage would occur if any of the provisions of this Letter Agreement were not performed by any party to this Letter Agreement in accordance with their specific terms or were otherwise breached. Accordingly, each party to this Letter Agreement shall be entitled to seek an injunction or restraining order to prevent breaches of this Letter Agreement and to seek to enforce specifically the terms and provisions of this Letter Agreement, without the requirement to post any bond or other security or to prove that money damages would be inadequate. The foregoing is in addition to any other right or remedy to which such party to this Letter Agreement may be entitled under this Letter Agreement, at law or in equity.
8.COUNTERPARTS. This Letter Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed to be an original and all of which together will be deemed to be one and the same agreement. Delivery of an executed signature page to this Letter Agreement by facsimile or other electronic transmission (including pdf format) will be effective as delivery of a manually executed counterpart.
9.ENTIRE AGREEMENT. This Letter Agreement constitutes the entire agreement of the parties to this Letter Agreement with respect to the specific subject matter covered under this Letter Agreement, and supersedes in their entirety all other agreements or understandings between or among the parties with respect to such specific subject matter.
10.AMENDMENT; WAIVER. Neither this Letter Agreement nor any provisions of this Letter Agreement may be modified, changed, discharged or terminated except by an instrument in writing, signed by the Company, Intuitive Machines OpCo and the Guarantor.
11.MISCELLANEOUS.
(a)    Binding Effect. The provisions of this Letter Agreement will be binding upon and accrue to the benefit of the parties to this Letter Agreement and their respective heirs, legal representatives, successors and permitted assigns.
(b)    Further Instruments and Acts. Each of the parties to this Letter Agreement agrees to execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to more effectively carry out the purposes of this Letter Agreement.
(c)    Section and Other Headings. The section and other headings contained in this Letter Agreement are for reference purposes only and will not affect the meaning or interpretation of this Letter Agreement.
(d)    Severability. If any term or provision of this Letter Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other term or provision of this Letter Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.
[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, each of the Company and the Guarantor have caused this Letter Agreement to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

INTUITIVE MACHINES, INC.

By:	/s/ Stephen J. Altemus
Name: Stephen J. Altemus
Title: President and Chief Executive Officer

INTUITIVE MACHINES, LLC

By: Intuitive Machines, Inc., its managing member

By:	/s/ Stephen J. Altemus
Name: Stephen J. Altemus
Title: President and Chief Executive Officer

GHAFFARIAN ENTERPRISES, LLC

By:	/s/ Matthew Yetman
Name: Matthew Yetman
Title: Managing Member
[Signature Page to Letter Agreement]

Exhibit A
Loan Documentation
•LoanAdvance Lending Agreement, dated as of January 4, 2024, by and among Intuitive Machines, LLC and Pershing LLC.
•LoanAdvance Interest Rate Form, dated as of January 4, 2024, by Intuitive Machines, LLC.
•Statement of Purpose for an Extension of Credit by a Creditor, dated as of January 4, 2024, by Intuitive Machines, LLC.
•LoanAdvance Guaranty Form, dated as of January 4, 2024, by and between Ghaffarian Enterprises, LLC and Pershing LLC.

Exhibit B
Form of OpCo Series A Warrant

Exhibit C
Form of OpCo Series B Warrant

Exhibit D
Form of Series A Warrant

Exhibit B
Form of OpCo Series A Warrant

Exhibit F
Form of OpCo Series A Mirror Warrant

Exhibit G
Form of OpCo Series B Mirror Warrant

Exhibit C
Form of OpCo Series B Warrant

Exhibit F
Form of OpCo Series A Mirror Warrant

Exhibit G
Form of OpCo Series B Mirror Warrant

Exhibit D
Form of Series A Warrant

Exhibit F
Form of OpCo Series A Mirror Warrant

Exhibit G
Form of OpCo Series B Mirror Warrant

Exhibit E
Form of Series B Warrant

Exhibit F
Form of OpCo Series A Mirror Warrant

Exhibit G
Form of OpCo Series B Mirror Warrant

Exhibit F
Form of OpCo Series A Mirror Warrant

Exhibit F
Form of OpCo Series A Mirror Warrant

Exhibit G
Form of OpCo Series B Mirror Warrant

Exhibit G
Form of OpCo Series B Mirror Warrant

Exhibit F
Form of OpCo Series A Mirror Warrant

Exhibit G
Form of OpCo Series B Mirror Warrant